UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

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Issuer Direct Corporation

(Exact name of registrant as specified in its charter)

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Delaware	1-10185	74-2418590
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Shannon Oaks Circle Suite 105, Cary North Carolina 27511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 — Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On January 9, 2009, Issuer Direct Corporation (the “Company”) notified De Joya Griffith & Company, LLC. (“De Joya”) that effective January 9, 2009 the Company has decided to dismiss DeJoya as the Company’s independent registered public accounting firm. The decision to dismiss DeJoya was made and approved by the Company’s Board of Directors.

The audit reports of De Joya on the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles. However, the De Joya reports for these fiscal years ended contained a going concern qualification. This qualification expressed substantial doubt about the Company’s ability to continue as a going concern based on significant recurring operating losses. During the two most recent fiscal years and the subsequent interim period through January 9, 2008, the Company had no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused De Joya to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided De Joya with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that DeJoya furnish the Company with a letter addressed to the SEC stating whether DeJoya agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of De Joya’s letter dated January 12, 2009 is filed as Exhibit 16.1to this Form 8-K.

(b) New independent accountant

Effective as of January 9, 2008, the Company engaged GBH CPAs, PC. (“GBH”) as its new independent registered public accounting firm. The decision to engage GBH was made and approved by the Company’s Board of Directors.

During the two most recent fiscal years and through January 9, 2009, the Company has not consulted with GBH regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 8, 2009, James Learish announced his resignation as President of Issuer Direct Corporation (the “Company”), effective as of January 9, 2009. Mr. Learish will continue to serve as a member of Board of Directors of the Company.

Item 9.01 — Financial Statements and Exhibits

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Shell company transactions.

None

(d) Exhibits:

16.1   De Joya Griffith & Company, LLC letter addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

By:	/s/ BRIAN R. BALBIRNIE
Brian R. Balbirnie Chief Executive Officer

Date: January 12, 2009